Exhibit 99.1

Priceline.com and KAYAK announce closing date of proposed merger and election deadline

NORWALK, Conn., May 9, 2013 — KAYAK Software Corporation (NASDAQ: KYAK) (“KAYAK”) and priceline.com Incorporated (NASDAQ: PCLN) (“priceline.com”) today announced that all necessary regulatory approvals have been obtained and that the closing date of the proposed merger of KAYAK with priceline.com has been scheduled for May 21, 2013. In accordance with the merger agreement, the election deadline for KAYAK stockholders to specify the type of consideration they wish to receive will be 5:00 pm, Eastern Time on May 14, 2013, which is the date that is 5 business days preceding the scheduled closing date.

KAYAK stockholders should submit a properly completed election form (previously provided to stockholders of record as of January 24, 2013) to the exchange agent by the election deadline. KAYAK stockholders, other than stockholders of record, should contact their bank or broker to make their election by the election deadline. KAYAK stockholders who wish to obtain a new election form or have any questions about the election form should contact KAYAK’s information agent, Georgeson, at the following address and phone number: 199 Water Street, 26th Floor, New York, NY 10038, (888) 293-6908 (Toll Free); Banks and Brokerage Firms please call: (212) 440-9800.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. These statements, as they relate to priceline.com or KAYAK, the proposed merger of KAYAK with priceline.com and the election deadline for KAYAK stockholders, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. These statements are based on current plans, estimates and projections, and therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Priceline.com and KAYAK undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the online travel industry, and other legal, regulatory and economic developments. Priceline.com and KAYAK use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe harbor provisions of the PSLRA. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including, but not limited to, those described in the documents priceline.com and KAYAK have filed with the U.S. Securities and Exchange Commission (the “SEC”) as well as the possibility that (1) the length of time necessary to consummate the proposed transaction may be longer than anticipated; (2) problems may arise in successfully integrating the businesses of priceline.com and KAYAK or such integration may be more difficult, time-consuming or costly than expected; (3) the proposed transaction may involve unexpected costs; (4) the businesses may suffer as a result of uncertainty surrounding the proposed transaction, including difficulties in maintaining relationships with customers or retaining key employees; (5) the parties may be unable to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; or (6) the industry may be subject to future risks that are described in the “Risk Factors” section of priceline.com’s and KAYAK’s Annual Reports on Form 10-K, their respective Quarterly Reports on Form 10-Q, the Registration Statement on Form S-4 (No. 333-185465) filed by priceline.com in connection with the merger on February 1, 2013 (the “Registration Statement”) and other documents filed by either of them from time to time with the SEC. Neither priceline.com nor KAYAK gives any assurance that either priceline.com or KAYAK will achieve its expectations.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of priceline.com and KAYAK described in the “Risk Factors” section in priceline.com’s and KAYAK’s Annual Report on Form 10-K, priceline.com’s and KAYAK’s Quarterly Reports on Form 10-Q, the Registration Statement and other documents filed by either of them from time to time with the SEC. All forward-looking statements included in this document are based upon information available to priceline.com and KAYAK on the date hereof, and neither priceline.com nor KAYAK assumes any obligation to update or revise any such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It

This document relates to a proposed transaction between KAYAK and priceline.com, which is the subject of the Registration Statement and joint proxy statement/prospectus forming a part thereof. This document is not a substitute for the Registration Statement or any other documents that KAYAK or priceline.com may file with the SEC or send to stockholders in connection with the proposed transaction.

Investors and security holders are able to obtain free copies of the Registration Statement and all other relevant documents filed or that will be filed with the SEC by KAYAK or priceline.com through the website maintained by the SEC at www.sec.gov.

In addition, investors and security holders may obtain free copies of the joint proxy statement/prospectus from KAYAK by contacting KAYAK Software Corporation, 55 North Water Street, Suite 1, Norwalk, CT 06854, Attn: Corporate Secretary or by calling (203) 899-3100.

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For Press Information: Brian Ek (203) 299-8167 brian.ek@priceline.com

For Investor Relations: Matthew Tynan (203) 299-8487 matt.tynan@priceline.com